UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ARCONIC INC.

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Arconic Inc. made the following infographic available to shareholders:

Arconic Performance

ARCONIC

Margins have more than Doubled

16.6%
6.9%
Acquisitions
e.g., Firth Rixson, RTI
Organic Expansions
e.g., Davenport auto
Innovations
e.g., Al-Li, DuraBright®
Business Line Exits
e.g., automotive wheels
Divestitures
e.g., wire harness and soft alloy extrusions
2008 EBITDA %[1, 2]
2016 EBITDA %[1]

1) Combined Segment Adjusted EBITDA Margin
2) Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discountinued operations in the 2008 historical presentation

Controlling Costs

$10B+ Gross cost savings since 2008 through the separation in November 2016

~30% net savings

1.1% Overhead as % of revenue in 2017 in line with peers; Expected to decrease to less than 1% in 2019

Stronger Profitability in Every Business

Adjusted EBITDA Margin
13%[2]
21%
3%
12%
6%
16%
2008
2016
EPS
GRP
TCS

Creation of Aerospace and Automotive Leader

90% Percentage of components in a commercial jet engine we supply today

$13B in aerospace contracts 2015-2016

$1.3B Automotive sheet revenue expected in 2018, up from $117M in 2011

Unlocking Substantial Value for Shareholders

ALCOA (Oct. 31, 2016)

Alcoa ARCONIC (Nov. 1, 2016)

19.5% Increase in ARNC Shareprice (Nov. 1, 2016* - Jan. 27, 2017)

32% Pre-split shareholders of Alcoa Inc. have seen returns of 32% (inc dividends) from Nov. 1, 2016* – Jan. 27, 2017

* At close of market

The Arconic Board and Management team are fully focused on Shareholder Value Creation

ARNC

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and guidance regarding future financial results or operating performance. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Important Additional Information

Arconic Inc. (“Arconic”) intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Proxy Statement”) with an associated WHITE proxy card. Arconic, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Alcoa Inc., which was Arconic’s former name (“Alcoa”), for the fiscal year ended December 31, 2015, filed with the SEC on February 19, 2016, and Alcoa’s proxy statement for the 2016 Annual Meeting, filed with the SEC on March 24, 2016. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836 or from Arconic’s website at www.arconic.com.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Arconic and subsidiaries

Calculation of Financial Measures (unaudited)

(dollars in millions, except per metric ton amounts)

Segment Measures	Arconic Combined Segments
Adjusted EBITDA	Year ended
($ in millions)	December 31, 2016

Net (loss) income attributable to Arconic	$(931)

Discontinued operations(1)	(121)

Unallocated amounts (net of tax):
Impact of LIFO	11
Metal price lag	(21)
Interest expense	324
Corporate expense	306
Restructuring and other charges	114
Other(2)	1,405

Combined segment After-tax operating income (ATOI)	$1,087

Add combined segment:
Depreciation and amortization	504
Income taxes	472

Combined segment Adjusted EBITDA	$2,063

Third party sales	$12,394

Adjusted EBITDA Margin	16.6%

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for all periods presented.
(2)	Other includes a charge for valuation allowances related to the November 1, 2016 separation ($1,267) and a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51).

Arconic and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

Segment Measures	Arconic Combined Segments (1)
Adjusted EBITDA	Year ended
($ in millions)	December 31, 2008

After-tax operating income (ATOI)	$532

Add:
Depreciation and amortization	361
Income taxes	275
Other	6

Adjusted EBITDA	$1,174

Add: Wire harness and electrical distribution adjusted EBITDA	(115)

Adjusted EBITDA including wire harness and electrical distribution	$1,059	(2)

Third Party Sales	$14,144

Add: Wire harness and electrical distribution third party sales	1,206

Third Party Sales including wire harness and electrical distribution	$15,350	(2)

Adjusted EBITDA Margin including wire harness and electrical distribution	6.9	%(2)

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	For 2008, a reconciliation of combined segments adjusted EBITDA to combined segments ATOI, which was the segment profit metric at the time, has been provided. A reconciliation to Net (loss) income attributable to Arconic is not available without unreasonable efforts.
(2)	Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation.

Arconic and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

Segment Measures	Global Rolled Products
Adjusted EBITDA	Year ended
($ in millions)	December 31, 2008	December 31, 2016

After-tax operating income (ATOI)	$(15)	$269

Add:
Depreciation and amortization	190	201
Income taxes	50	107
Other	4	—

Adjusted EBITDA	$229	$577

Total shipments (thousand metric tons) (kmt)	2,029	1,587

Adjusted EBITDA / Total shipments ($ per metric ton)	$113	$364

Third Party Sales	$7,659	$4,864

Adjusted EBITDA Margin	3.0%	11.9%

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Arconic and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

Segment Measures	Engineered Products and Solutions (1)
Adjusted EBITDA	Year ended
($ in millions)	December 31, 2008		December 31, 2016

After-tax operating income (ATOI)	$465		$642

Add:
Depreciation and amortization	118		255
Income taxes	225		298
Other	2		—

Adjusted EBITDA	$810		$1,195

Add: Wire harness and electrical distribution adjusted EBITDA	(115)		N/A

Adjusted EBITDA including wire harness and electrical distribution	$695	(1)	$1,195

Third Party Sales	$4,215		$5,728

Add: Wire harness and electrical distribution third party sales	1,206		N/A

Third Party Sales including Wire harness and electrical distribution	$5,421	(1)	$5,728

Adjusted EBITDA Margin including wire harness and electrical distribution	12.8	%(1)	20.9%

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation.

Arconic and subsidiaries

Calculation of Financial Measures (unaudited), continued

(dollars in millions, except per metric ton amounts)

Segment Measures	Transportation and Construction Solutions
Adjusted EBITDA	Year ended
($ in millions)	December 31, 2008	December 31, 2016

After-tax operating income (ATOI)	$82	$176

Add:
Depreciation and amortization	53	48
Income taxes	—	67
Other	—	—

Adjusted EBITDA	$135	$291

Third Party Sales	$2,270	$1,802

Adjusted EBITDA Margin	5.9%	16.1%

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.